UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SYSCO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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  SYSCO CORPORATION
** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held 11/19/08

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

SYSCO CORPORATION
1390 ENCLAVE PARKWAY
HOUSTON, TX 77077-2099
Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report to Stockholders

HOW TO VIEW MATERIALS VIA THE INTERNET

The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. Please have the 12 Digit Control Number(s) available to view the materials.

HOW TO REQUEST A COPY OF MATERIALS, INCLUDING PROXY CARD

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 11/5/08 to facilitate timely delivery.
1)  BY INTERNET     - www.proxyvote.com
2)  BY TELEPHONE - 1-800-579-1639
3)  BY E-MAIL*         - sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	11/19/08
Meeting Time:	10:00 a.m. CST
For holders as of:	09/22/08

Meeting Location:

The Houstonian Hotel
111 North Post Oak Lane
Houston, TX 77024

Meeting Directions:

Meeting directions are available by calling the Houstonian Hotel at 713-680-2626 or 1-800-231-2759.

This Notice of Internet availability of Proxy Materials also serves as notice of the meeting.

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.
1.	To elect as directors the three nominees named in the proxy statement to serve until the Annual Meeting of Stockholders in 2011:
Nominees:
1a. Judith B. Craven

1b. Phyllis S. Sewell

1c. Richard G. Tilghman

2.	To approve the material terms of, and the payment of compensation to certain executive officers pursuant to, the 2008 Cash Performance Unit Plan so that the deductibility of such compensation will not be limited by Section 162(m) of the Internal Revenue Code;

3.	To ratify the appointment of Ernst & Young LLP as SYSCO’s independent accountants for fiscal 2009;

4.	To consider a stockholder proposal, if presented at the meeting, requesting that the Board of Directors take the necessary steps to require that all directors stand for election annually; and

5.	To transact any other business as may properly be brought before the meeting or any adjournment thereof.